Exhibit 10.10

Deutsche Bank

EXECUTION VERSION

Deutsche Bank AG, London Branch

Winchester House

1 Great Winchester St, London

EC2N 2DB

Telephone:  44 20 7545 8000

c/o Deutsche Bank Securities Inc.

60 Wall Street

New York, NY 10005

Telephone: 212-250-2500

September 17, 2010

To:	American Equity Investment Life Holding Company
6000 Westown Parkway
West Des Moines, IA 50266
	Attention:	Treasurer
	Telephone No.:	(515) 221-0002
	Facsimile No.:	(515) 221-9947

Re:	Amendment to Base Warrants

Internal Reference Nr.: 401000

DEUTSCHE BANK AG IS NOT REGISTERED AS A BROKER DEALER UNDER THE U.S. SECURITIES EXCHANGE ACT OF 1934.  DEUTSCHE BANK SECURITIES INC. (“DBSI”) HAS ACTED SOLELY AS AGENT IN CONNECTION WITH THIS TRANSACTION AND HAS NO OBLIGATION, BY WAY OF ISSUANCE, ENDORSEMENT, GUARANTEE OR OTHERWISE WITH RESPECT TO THE PERFORMANCE OF EITHER PARTY UNDER THE TRANSACTION.  AS SUCH, ALL DELIVERY OF FUNDS, ASSETS, NOTICES, DEMANDS AND COMMUNICATIONS OF ANY KIND RELATING TO THIS TRANSACTION BETWEEN PARTY A AND PARTY B SHALL BE TRANSMITTED THROUGH DBSI.  DEUTSCHE BANK AG ACTING THROUGH ITS LONDON BRANCH IS NOT A MEMBER OF THE SECURITIES INVESTOR PROTECTION CORPORATION (SIPC).

This letter agreement (this “Amendment”) amends the terms and conditions of the Base Warrants (the “Transaction”) evidenced by the letter agreement between Deutsche Bank AG, London Branch (“Dealer”) and American Equity Investment Life Holding Company (“Company”) dated as of September 16, 2010 (the “Confirmation”).

1.             Definitions.  Capitalized terms used herein without definition shall have the meanings assigned to them in the Confirmation.

2.             Representations and Warranties of Company.  Each of the representations and warranties made pursuant to the Agreement and the Confirmation on the Trade Date are hereby deemed to be repeated on the date hereof as if references to the Trade Date were references to the date hereof.

Chairman of the Supervisory Board: Clemens Börsig Board of Managing Directors: Hermann-Josef Lamberti, Josef Ackermann, Dr. Hugo Banziger, Anthony DiIorio

Deutsche Bank AG is regulated by the FSA for the conduct of designated investment business in the UK, is a member of the London Stock Exchange and is a limited liability company incorporated in the Federal Republic of Germany HRB No. 30 000 District Court of Frankfurt am Main; Branch Registration No. in England and Wales BR000005, Registered address: Winchester House, 1 Great Winchester Street, London EC2N 2DB.

3.             Amendments.  The Confirmation is hereby amended by increasing the number of Shares specified in the provision opposite the caption “Maximum Number of Shares” in the Confirmation from 4,116,628 Shares to 5,248,701 Shares.

4.             Effectiveness.  This Amendment shall become effective upon execution by the parties hereto.  Upon the effectiveness of this Amendment, all references in the Confirmation to the “Transaction” will be deemed to be to the Transaction as amended hereby.  Except as amended hereby, all the terms of the Transaction and provisions in the Confirmation shall remain and continue in full force and effect and are hereby confirmed in all respects.

5.             Counterparts.  This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if all of the signatures thereto and hereto were upon the same instrument.

6.             Governing Law.  The provisions of this Amendment shall be governed by the laws of the State of New York law (without reference to choice of law doctrine).

Please confirm that the foregoing correctly sets forth the terms of our agreement by sending to us a letter or telex substantially similar to this facsimile, which letter or telex sets forth the material terms of this Amendment and indicates your agreement to those terms. Dealer will make the time of execution of this Amendment available upon request.

Very truly yours,

Dealer is regulated by the Financial Services Authority.

Deutsche Bank AG, London Branch

By:	/s/ Lars Kestner
Name:	Lars Kestner
Title:	Managing Director

By:	/s/ Natalie Horton
Name:	Natalie Horton
Title:	Managing Director

Deutsche Bank Securities Inc., acting solely as Agent in connection with the Transaction

By:	/s/ Lars Kestner
Name:	Lars Kestner
Title:	Managing Director

By:	/s/ Natalie Horton
Name:	Natalie Horton
Title:	Managing Director

Accepted and confirmed
as of the Trade Date:

American Equity Investment Life Holding Company

By:	/s/ John M. Matovina
Authorized Signatory
Name:	John M. Matovina
Title:	Chief Financial Officer & Treasurer

Chairman of the Supervisory Board: Clemens Börsig Board of Managing Directors: Hermann-Josef Lamberti, Josef Ackermann, Dr. Hugo Banziger, Anthony DiIorio

Deutsche Bank AG is regulated by the FSA for the conduct of designated investment business in the UK, is a member of the London Stock Exchange and is a limited liability company incorporated in the Federal Republic of Germany HRB No. 30 000 District Court of Frankfurt am Main; Branch Registration No. in England and Wales BR000005, Registered address: Winchester House, 1 Great Winchester Street, London EC2N 2DB.